Welcome to the Powerfleet 2025

unity Innovation Event



POWERFLEET®

Important Disclaimers

The contents of this presentation are not to be construed as legal, regulatory, business, accounting or tax advice. You should consult your own attorney, business advisor, accountant and tax advisor as to legal, regulatory, business, accounting and tax advice. This presentation has been prepared exclusively for the internal confidential use of the recipient only. This presentation is confidential. Any reproduction of distribution of this presentation, in whole or in part, or the disclosure of the contents hereof, without the prior written consent of Powerfleet, Inc. ("Powerfleet"), is prohibited.

Forward Looking Statements

This presentation includes "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements involve substantial risks, known or unknown, and uncertainties that may cause actual results to differ materially from future results or outcomes expressed or implied by such forward-looking statements. Forward-looking statements generally relate to future events or Powerfleet's future financial or operating performance. The following words, when used, are intended to identify forward-looking statements: "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "might," "plan," "project," "target," "result," "should," "will," and similar expressions which do not relate solely to historical matters. Powerfleet cautions investors that any forward-looking statements in this presentation are based on management's beliefs and on assumptions made by, and information currently available to, management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance, which may be affected by known and unknown risks, trends, uncertainties and factors that are beyond Powerfleet's control. Some of the risks and uncertainties that may cause Powerfleet's actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements are more fully described in Powerfleet's filings with the Securities and Exchange Commission, including under the caption "Risk Factors" in Powerfleet's periodic reports. Moreover, Powerfleet operates in a rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can Powerfleet assess the impact of all such risk factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Powerfleet cautions you that, while forward-looking statements reflect Powerfleet's good faith beliefs when it makes them, they are not guarantees of future performance and are impacted by actual events when they occur after Powerfleet make such statements.

Powerfleet cautions you that you are not to place undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date of this presentation. Consequently, you should consider forward-looking statements only as Powerfleet's current plans, estimates and beliefs. Powerfleet does not undertake and expressly disclaims any obligation to update or revise forward-looking statements, including those set forth in this presentation, to reflect any new events, information, events or any change in conditions or circumstances unless required by law. Except as may be set forth in a definitive agreement, if any, or in any proxy solicitation materials, if any, Powerfleet makes no representations or warranties regarding the proposed transaction discussed in this presentation.

Industry / Market Data

In this presentation, Powerfleet relies on and refers to certain information and statistics regarding the markets and industries in which Powerfleet competes. Such information and statistics are based on Powerfleet's management's estimates and/or obtained from third-party sources, including industry publications, reports by market research firms and company filings, as well as from research reports prepared for other purposes. While Powerfleet believes such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information.

Trademarks

This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners, and Powerfleet's use thereof does not imply an affiliation with, or endorsement by, the owners of such trademarks, service marks, trade names and copyrights. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, © or ® symbols, but Powerfleet will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Important Disclaimers (Cont’d.)

No Offer or Solicitation

This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Financial Information; Non-GAAP Financial Measures; Use of Projections

Some of the financial information and data contained in this Presentation, such as EBITDA and Adjusted EBITDA, has not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). These non-GAAP measures, and other measures that are calculated using such non-GAAP measures, are an addition, and not a substitute for or superior to measures of financial performance prepared in accordance with GAAP and should not be considered in isolation or as an alternative to operating income, net income or any other performance measures derived in accordance with GAAP. “EBITDA” is defined as Net income (loss) before interest expense (net of interest income), Income tax expense (benefit), and Depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA (as defined above), excluding equity-based compensation expense, non-controlling interest, preferred stock dividend and accretion, as well as certain non-recurring items that Powerfleet does not believe directly reflect its core operations and may not be indicative of Powerfleet’s recurring business operations; Adjusted EBITDA for projected periods referenced in this Presentation includes management estimates for incremental costs associated with being a publicly-traded company.

Powerfleet believes these non-GAAP measures of financial results, including on a forward-looking basis, provide useful information to management and investors regarding certain financial and business trends relating to Powerfleet’s financial condition and results of operations. Powerfleet’s management uses these non-GAAP measures for a variety of purposes, and for budgeting and planning purposes. Powerfleet believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Powerfleet’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management of Powerfleet does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP.

There are a number of limitations related to the use of these non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore Powerfleet’s non-GAAP measures may not be directly comparable to similarly titled measures of other companies. In addition, alternative versions of these non-GAAP measures may be presented in the future in filings with the SEC related to the transactions described herein.

This presentation also contains certain financial forecasts, including projected annual revenue, gross profit and adjusted EBITDA. Neither Powerfleet’s nor Fleet Complete’s independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither expresses an opinion or provides any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. In this presentation, certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of Powerfleet’s or Fleet Complete’s control. While all financial projections, estimates and targets are necessarily speculative, Powerfleet and Fleet Complete believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. Accordingly, there can be no assurance that the prospective results are indicative of future performance of the combined company after the Transaction or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

2025 Unity Innovation Event

Part 1: The Compelling Market Needs

Part 2: Unity's Differentiated Solutions

Part 3: The Unique Single Pane of Glass

Part 4: Deep-Dive - Safety +

Part 5: Deep-Dive - Compliance +

Part 6: End-to-End Solutions in Action

Part 7: Unifying Customers' Operations

Part 8: Unity - The Growth Engine

Part 9: Perspective on FY27

Part 10: Q&A

POWERFLEET®

The Compelling Market Needs:

Companies Around The World Are Focused On

1 KEY MARKET DRIVERS IMPACTING THEIR BUSINESSESS' PERFORMANCE

- Safety
- Compliance
- Operational Efficiency
- Sustainability

2 DIGITAL TRANSFORMATION

- Leveraging High Quality Data
- Automating Manual Processes
- Applying AI and Data Science
- Improving Business Performance

The Market's Digital Transformation Challenge

#1 Priority for C-Suite Leaders is Digital Transformation

79% Of Execs Say Failure to Leverage Big Data Puts Their Business at Risk of Losing Competitive Advantage - or Extinction.

91 Of Leaders Say AI Will Have a Transformational Impact On Their Business

40% Of Businesses' Mission-Critical Data is Trapped in Data Silos and Unusable

3% Of Organizations Have Achieved A Fully Integrated, Agile Digital AI-led Ecosystem

70% Of An Organization Is Not Getting The Answers They Need From Their Data

Introducing

Brian Fielkow **is an accomplished and accredited industry safety expert, CEO & board member** with a three-decade career that includes **growing and transforming multi million-dollar organizations.**



Brian Fielkow

Industry Safety, Compliance & Transformation Expert

National Safety Council Distinguished Service to Safety Award

Texas Trucking Association – Safety Grand Champion & Divisional Safety Award

Affinity Insurance Company – Risk Control Safety Award

Unity’s **Differentiated Solutions**

Part 2

POWERFLEET®
People Powered AIoT

Introducing

A Movie by Pepsi:
"Before and After Powerfleet"

The story of how Pepsi's **safety, compliance**, and **operational efficiency** is **transformed** by Unity

PEPSICO

Filmed On-Site

San Diego

October 2025



The Unity AIoT Data Highway
Data Sources
Any Device
Any Sensor
Any Data Source
Ingest
Harmonize
Simplify
Consume
Unify Operations
IoT Consolidation
Device & Data Agnostic Ingestion
Powerfleet data
Telematics data
3rd party data
OEM data
Sensor data
Other data
Harmonization
One-Stop Shop
Single Pane of Glass All Assets
Forklifts
Cars
LCVs
Trucks
Trailers
Buses
AI & Simplification
Ability to Consume in Different Mediums
Modular AI Apps
AI Data-Powered Modular Enterprise Applications
Visibility
Safety
Sustainability
Compliance
Fuel & Energy
Operational Efficiency
Unifying Customers' Business Performance
Integrations
Unified Operations
People
HRIS
Payroll
Labor spend
Training
Hours of Service
Assets
CO2 & ESG
Maintenance
Fuel cards
Compliance
Insurance
Business Processes
ERP & CRM
TMS & WMS
CRM
Planning
Inventory
All Industries, All Geographies, All Stakeholders
Distribution
Automotive
Transportation
Rental Car
Retail
Government
Food & Beverage
CPG & Other
POWERFLEET®
People Powered AIoT

Unity's AI Agent: Aura

Automation of end-to-end workflows

Reducing processing time

Lower error rates

Freeing customers to focus on higher-value work

Lowered cost of operations

Faster turnaround times

Scaling of repetitive processes

Enhanced decision-making & insights

Ingest, analyze and synthesize big data in real-time

Identify patterns, anticipate risks and opportunities

Fewer blindspots

Better data-driven decisions

Predictive insights

Enriched customer experience

Personalize interactions at scale

Respond instantly, anticipate needs

Deliver more seamless service

Higher satisfaction

Enhanced loyalty

Lower churn

People+

People + AI-Powered AIoT

AIoT Engineering at the Core of Rich Data Intelligence

PowerChat



Melissa Ingram

Chief Corporate Development Officer
Powerfleet



Cas Cate

Vice President of IoT Engineering
Powerfleet

On The Unity Data Highway, Customers

POWERFLEET®

Can Consume Their Data In Multiple Ways

THROUGH OUR

AI-POWERED MODULAR ENTERPRISE APPLICATIONS

MONETIZED PER MODULE

$3-5 ARPU

THROUGH OUR

UNIFIED OPERATIONS INTEGRATIONS

MONETIZED PER MODULE

$2-4 ARPU

THROUGH

THEIR OWN BUSINESS INTELLIGENCE APPLICATIONS

MONETIZED PER MODULE

$CUSTOM

Unity Solves The Full Scope Of Decision Maker Challenges

Operational Stakeholders Care About:

- Safety
- Regulatory Compliance
- Maintenance
- Fuel Management
- Fleet Electrification
- Security
- Visibility
- Utilization
- Productivity



Equipment Manager
Maintenance Manager
Safety Manager
Fleet Manager
Supply Chain Director
Logistics Manager
Operations Director
Asset Manager
Transportation Manager
Driver Dispatch Manager
CIO
CTO
CFO
CHRO

C-Level Stakeholders Care About:

- Digital Transformation
- Data Integration
- Risk and Liability
- Operational Efficiency
- Cost Savings
- Supplier Consolidation
- Brand Reputation
- ESG
- Capital Expenditure

UNITY'S DATA HIGHWAY PROVIDES AN ON-RAMP FOR EVERY STAKEHOLDER NO MATTER WHERE THEY ARE TODAY AND WE TAKE THEM ON THE JOURNEY TO EVER-GREATER VALUE

Introducing


Michael DeSalles
Principal Analyst
Frost & Sullivan

FROST & SULLIVAN

2025 BEST PRACTICES RECOGNITION

NORTH AMERICAN FLEET MANAGEMENT SOLUTIONS PRODUCT LEADERSHIP

The Unique **Single Pane of Glass**

Part 3

POWERFLEET®
People Powered AIoT

Unity Single Pane of Glass Demo

Eliminating data silos and fragmentation

POWERFLEET®
People Powered AIoT

Deep-Dive-Safety+

Part 4

POWERFLEET®
People Powered AIoT


unity
Safety+
Safety-as-a-Service
100%
of a Customer's Estate, Connected & Protected in a Single Pane of Glass
End-to-End Safety
On-site
On-road

Safety + Demo

Connecting & Protecting 100% of a Customer's Estate

DEMO

POWERFLEET®
People Powered AIoT

Safety-as-a-Service: Intelligence Meets Human Insight

PowerChat



Melissa Ingram

Chief Corporate Development Officer
Powerfleet



Aaron Friedman

Safety+ Product Director
Powerfleet

End-to-End Solution Demo

Unity’s Ability to Deliver Complete Value Across the Supply Chain

DEMO

POWERFLEET®
People Powered AIoT

Building Great SaaS Products That Power Customer Growth

PowerChat



Melissa Ingram

Chief Corporate Development Officer
Powerfleet



Clara Severino

Senior Director of Product Management
Powerfleet

Unifying Customers' Operations

Part 7

POWERFLEET®
People Powered AIoT

Unified Operations



Improve
Plan
Communicate
Execute
Operate
Administer
Mobile Assets
Vehicle
Vehicle Maintenance
Fleet buying decision
Insurance
CO2 & ESG Reporting
Service Intervals & Off Road
Vehicle Compliance
OEM Diagnostics
Inventory
Fuel cards
Business Process
Company
Onboard Parts & Shipments
ERP
Planning
TMS
CRM
Warehouse Inventory
WMS
Human Operator
Employee
Performance Management
HRIS
Payroll
Safety & Well Being
Compliance: Hours of Service
Communi- cation
Labor Spend
Training/ Coaching
Time Management

Unity – The **Growth Engine**

Part 8

POWERFLEET®
People Powered AIoT



Jodi Baxter

TELUS

Vice President, 5G & Industry Solutions

unity

TELUS is a dynamic, world-leading technology company based in Canada, with **$16 billion in annual revenue and 15.2 million customer connections.**



Tash Botha

MTN

Senior Solutions Manager

unity

MTN is a leading multinational telecommunications company, generating over **$10 billion in annual revenue and serving more than 290 million customers.**

Unlocking Transformative Enterprise Growth with AT&T & TELUS

PowerChat



Melissa Ingram

Chief Corporate Development Officer
Powerfleet



Rob Williams

Head of Strategic Partnerships
Powerfleet

Perspective on FY27

Part 9

POWERFLEET®
People Powered AIoT

FINANCIAL EXPECTATIONS


POWERFLEET®
People Powered AIoT

AIOT: RADICAL TRANSFORMATION TO UNLOCK VALUE

Rapid Scaling of the Business: 3.6X in 4-Years


Revenue $'M
134
287
363
~$440M
~$485M
FY'23
FY'24*
FY'25**
FY'26 Est.
FY'27 Guide

Note *: Comprises $135M from legacy Powerfleet and $152M from legacy MiX
Note**: Includes $59 million from legacy Fleet Compete

TOPLINE GROWTH SERVICE REVENUE LED

Organic Growth Unlocks Improved Revenue Mix to +80%



Service Revenue ($'M)
219
277
355
~400
FY'24
FY'25
FY'26 Est.
FY'27 Guide



Service Revenue Mix
76%
76%
81%
83%
FY'24
FY'25
FY'26 Est.
FY'27 Guide

VALUE OF TOP LINE GROWTH COMPOUNDED BY MARGIN EXPANSION

AEBITDA CAGR ‘24-27 of 45% vs. Revenue CAGR of 19%



Adjusted EBITDA $'M
43
67
~100
~$130M
FY'24
FY'25
FY'26 Est.
FY'27 Guide



Adjusted EBITDA Margin
15%
18%
23%
26%
FY'24
FY'25
FY'26 Est.
FY'27 Guide

KEY PRO FORMA AEBTIDA EXPENSE TO REVENUE RATIOS

Presented E:Rs exclude depreciation, amortization, stock-based compensation and one time transaction, restructuring and integration costs



Adjusted EBITDA Gross Margins
71%
70%
69%
68%
67%
66%
65%
64%
63%
62%
65%
68%
70%
FY'25
FY'26 Est.
FY'27 Est.



Adjusted EBITDA E:Rs
28%
23%
21%
15%
18%
19%
8%
8%
8%
G&A
S&M
R&D
FY'25
FY'26 Est.
FY'27 Guide

- R&D E:R inclusive of ~4% investment in capitalized software.
- Opex R&D expected to be ~4%

FY27 EBITDA TO CASH CONVERSION ($'M)


130
-55
-20
-10
-2
+$40M
FY'27 EBITDA
Capex
Cash Interest
Cash taxes
One time Synergy
Cash Conversion

NET DEBT TO EBITDA RATIO: TARGETING ~2 TURN IMPROVEMENT IN 2-YEARS

Guiding Net Debt to EBITDA to improve
from 3.4 times at year end FY25 to
to ~1.5 times at year end FY27


Net Debt to EBITDA Ratio
3.4X
~2.25X
~1.5X
YE FY'25
YE FY'26
YE FY'27

MEDIUM TERM OPERATING MODEL

ARR Revenue Growth
15%
Option to increase to +20% with increased investment in GTM

Adjusted EBITDA Margin
30%
Option to decrease to ~25% with increased investment in GTM to accelerate growth

AEBITDA Opex E:R @15% Growth
45%
With G&A efficiencies reinvested in GTM

Rule of 40 Performance
45%
Option to toggle between top line growth (15-20%) & EBTIDA (30-25%)

Adjusted EBITDA Gross Margin
75%

Unlevered AEBITDA Cash Conversion
50%

AIOT: A COMPELLING INVESTMENT OPPORTUNITY

1. Proven operators with a track record of execution. Bold M&A has delivered global scale, rapid AEBITDA expansion, and accelerating organic revenue growth
2. Award-winning, highly differentiated, AI & software-first platform driving tangible business benefit through connected intelligence
3. Diverse global reach across multiple sectors, with mature direct and indirect sales motions
4. Quality of results and execution demonstrate momentum to accelerate profitable growth powered by breadth of solutions, an extensive TAM, and an efficient operating model
5. A compelling asymmetric investment: credible path to accelerated ARR growth, and profitable performance unlocks valuation opportunity, while underlying momentum in EBITDA and FCF limits downside risk

Thank You For Your Time and Your Support

POWERFLEET®
People Powered AIoT

GAAP to Non-GAAP Reconciliations

POWERFLEET, INC. AND SUBSIDIARIES
RECONCILIATION OF NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS TO ADJUSTED EBITDA
(In thousands, except for %'s)

	Year Ended March 31,	
	2024	2025 [1]
	Historically Combined	Consolidated
Net loss attributable to common stockholders	$ (36,245)	$ (51,012)
Non-controlling interest	50	18
Preferred stock dividend and accretion	19,994	25
Interest expense, net	3,192	19,404
Other expense, net	87	—
Income tax expense (benefit)	7,014	4,517
Depreciation and amortization	29,548	47,494
Stock-based compensation	5,214	9,362
Foreign currency losses	1,493	1,790
Restructuring-related expenses	1,065	10,077
Gain on bargain purchase - Movingdots	(1,800)	—
Impairment of long-lived assets	139	—
Derivative mark-to-market adjustment	—	(504)
Net profit on fixed assets	(115)	—
Contingent consideration remeasurement	(1,299)	—
Acquisition-related expenses	14,313	21,300
Integration-related expenses	—	4,851
Non-recurring transitional service agreement costs	482	—
Adjusted EBITDA	$ 43,132	$ 67,322
Adjusted EBITDA margin	15.0%	18.6%
Other cash items:		
Recognition of pre-October 1, 2024 contract assets (Fleet Complete)	$ —	$ 3,809

[1] Following the closing of our acquisition of Fleet Complete, we included an EBITDA adjustment related to the recognition of pre-October 1, 2024, contract assets. This adjustment represented recoveries, through customer billings, of the contract asset recognized at acquisition for hardware delivered by Fleet Complete prior to October 1, 2024. This adjustment was intended to give investors a clearer view of underlying operating performance and cash generation. The goal was to better align adjusted EBITDA with operating cash flows.

Following a detailed review of relevant SEC guidance on disclosure of non-GAAP financial measures, we have stopped including this adjustment in our presentation of adjusted EBITDA.

POWERFLEET, INC. AND MiX TELEMATICS
RECONCILIATION OF NET (LOSS) PROFIT ATTRIBUTABLE TO COMMON STOCKHOLDERS TO ADJUSTED EBITDA
(In thousands, except for %'s)

	Year Ended March 31, 2024		
	Powerfleet Inc.	MiX Telematics	Historically Combined
Net (loss) profit attributable to common	$ (38,830)	$ 2,585	$ (36,245)
Non-controlling interest	50	—	50
Preferred stock dividend and accretion	19,994	—	19,994
Interest expense, net	1,987	1,205	3,192
Other expense, net	87	—	87
Income tax expense	549	6,465	7,014
Depreciation and amortization	9,098	20,450	29,548
Stock-based compensation	4,104	1,110	5,214
Foreign currency translation	(248)	1,741	1,493
Restructuring-related expenses	1,035	30	1,065
Gain on Bargain purchase - Movingdots	(1,800)	—	(1,800)
Impairment of long-lived assets	—	139	139
Net profit on fixed assets	—	(115)	(115)
Contingent consideration remeasurement	—	(1,299)	(1,299)
Acquisition-related expenses	11,218	3,095	14,313
Non-recurring transitional service	—	482	482
Adjusted EBITDA	$ 7,244	$ 35,888	$ 43,132
Adjusted EBITDA margin	5.4%	23.6%	15.0%

POWERFLEET, INC. AND SUBSIDIARIES

RECONCILIATION OF GROSS PROFIT MARGINS TO ADJUSTED EBITDA GROSS PROFIT MARGINS

(In thousands, except for %'s)

	Year Ended March 31, 2025 Consolidated
Products:	
Product revenues	$ 85,584
Cost of products	61,961
Products gross profit	$ 23,623
Inventory rationalization and other	$ 3,310
Adjusted EBITDA products gross profit	$ 26,933
Products gross profit margin	27.6 %
Adjusted EBITDA products gross profit margin	31.5 %
Services:	
Services revenues	$ 276,931
Cost of services	106,017
Services gross profit	$ 170,914
Depreciation and amortization	$ 39,549
Adjusted EBITDA services gross profit	$ 210,463
Services gross profit margin	61.7 %
Adjusted EBITDA services gross profit margin	76.0 %
Total:	
Total revenues	$ 362,515
Total cost of revenues	167,978
Total gross profit	$ 194,537
Inventory rationalization and other	$ 3,310
Depreciation and amortization	$ 39,549
Adjusted EBITDA gross profit	$ 237,396
Gross profit margin	53.7 %
Adjusted EBITDA gross profit margin	65.4 %

POWERFLEET, INC. AND SUBSIDIARIES
RECONCILIATION OF SELLING, GENERAL AND ADMINISTRATIVE EXPENSES TO NON-GAAP SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
(In thousands, except for %'s)

	Year Ended March 31, 2025	
	Consolidated	
Total revenues	$ 362,515	
Selling, general and administrative expenses		
Selling, general and administrative expenses	204,361	
Restructuring-related expenses	(6,767)	
Acquisition-related expenses	(21,300)	
Integration-related costs	(4,851)	
Depreciation and amortization	(7,945)	
Stock-based compensation	(9,362)	
Non-GAAP selling, general and administrative expenses	154,136	
Non-GAAP sales and marketing expenses	52,869	
Non-GAAP general and administrative expenses	101,267	
Non-GAAP selling, general and administrative expenses	$ 154,136	
Non-GAAP sales and marketing expenses as a percentage of total revenue	14.6	%
Non-GAAP general and administrative expenses as a percentage of total revenue	27.9	%
Research and development expenses		
Research and development incurred	$ 28,881	
Research and development capitalized	(12,820)	
Research and development expenses	$ 16,061	
Research and development incurred as a percentage of total revenues	8.0	%
Research and development expenses as a percentage of total revenues	4.4	%

POWERFLEET, INC. AND SUBSIDIARIES

RECONCILIATION OF TOTAL DEBT TO ADJUSTED NET DEBT AND ADJUSTED NET DEBT TO ADJUSTED EBITDA RATIO

(In thousands, except for ratios)

	March 31, 2025
Total debt	$ 273,792
Less: Cash and cash equivalents	(48,788)
Net debt	225,004
Unsettled transaction costs	3,551
Adjusted net debt	$ 228,555
12-month trailing adjusted EBITDA	$ 67,322
Adjusted net debt to adjusted EBITDA ratio	3.4

Forward-Looking Non-GAAP Financial Measures

Powerfleet provides guidance for adjusted EBITDA, adjusted EBITDA gross profit margins, non-GAAP selling, general and administrative expenses and adjusted net debt to adjusted EBITDA ratio, which are non-GAAP financial measures. Powerfleet does not provide guidance for the most directly comparable GAAP financial measures or a reconciliation of each of these forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measure because it is unable to predict, without unreasonable effort, the timing or amount of certain items that are included in the applicable GAAP financial measure but excluded from adjusted EBITDA, adjusted EBITDA gross profit margins, non-GAAP selling, general and administrative expenses and/or adjusted net debt to adjusted EBITDA ratio. These items may include, among others, stock-based compensation, acquisition-related expenses, fair-value adjustments, restructuring charges and other non-recurring items. The variability of these items could have a significant impact on Powerfleet's future GAAP financial results, and therefore, Powerfleet is unable to provide a reconciliation at this time.